                           Financial Statements of


                           EIKOS ACQUISITION LIMITED
                             AND PREDECESSOR BUSINESS
                           (expressed in U.S. dollars)

                           Forty-five weeks ended November 11, 1999
                           Year ended December 31, 1998
                           Month ended December 31, 1997

AUDITORS' REPORT

To the Directors of
Eikos Acquisition Limited


We have audited the balance sheets representing the Eikos Management LLC investment (the "Predecessor Business") owned by Thesseus International Asset Fund N.V. (the "Fund") as at December 31, 1998 and 1997 and the statements of cash flows for the year ended December 31, 1998 and for the month ended December 31, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Predecessor Business as at December 31, 1998 and 1997 and the results of its operations and its cash flows for the periods then ended in accordance with Canadian generally accepted accounting principles.








/s/ KPMG LLP
----------------------
Chartered Accountants


Vancouver, Canada

January 24, 2000

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Balance Sheets
(expressed in U.S. dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                                Acquisition                            Predecessor Business
                                                              ---------------                ---------------------------------------
                                                                November 11,                 December 31,             December 31,
                                                                    1999                         1998                      1997
------------------------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)
Assets

Investments (note 3):
     Venture investment, Eikos Management LLC                 $  6,631,119                  $  6,807,309              $           -
     Mutual business development agreement                               -                             -                 14,500,000
------------------------------------------------------------------------------------------------------------------------------------

                                                              $  6,631,119                  $  6,807,309              $  14,500,000
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholder's Equity

Shareholder's equity:
   Authorized:
         2,000 shares with a par value of(pound)1 each
   Issued:
     100 shares                                               $        164                  $          -              $           -
     Additional paid-in capital                                  6,630,955                             -                          -
     Thesseus International Asset Fund N.V. equity
       in the Predecessor Business                                       -                     6,807,309                 14,500,000
------------------------------------------------------------------------------------------------------------------------------------

                                                              $  6,631,119                  $  6,807,309              $  14,500,000
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Statements of Cash Flows
(expressed in U.S. dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Predecessor Business
                                                             -----------------------------------------------------------------------
                                                               Forty-five
                                                               weeks ended                   Year ended                Month ended
                                                              November 11,                  December 31,               December 31,
                                                                   1999                         1998                       1997
------------------------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)
Cash provided by operating activities                         $          -                  $          -              $           -

Cash provided by investing activities
    Distributions received on MBDA                                 176,190                             -                          -

Cash used in financing activities                                        -                             -                          -
   Distribution to the Fund                                       (176,190)
------------------------------------------------------------------------------------------------------------------------------------

Change in cash                                                           -                             -                          -

Cash, beginning of period                                                -                             -                          -
------------------------------------------------------------------------------------------------------------------------------------

Cash, end of period                                           $          -                  $          -              $           -
------------------------------------------------------------------------------------------------------------------------------------

Supplementary cash flow information:
   Issuance of common and preferred shares of Thesseus International
     Asset Fund N.V. on acquisition of Eikos Management
     LLC shares                                               $          -                  $          -              $  12,800,000
   Distributions received on MBDA in the form of
       performing credit card receivables                                -                       370,191                          -
   Investment in MBDA:
     Exchanged for other venture investments not part of
       Predecessor Business (notes 3(a) and (c))                         -                     7,322,500                          -
     Now presented as venture investment in EML                          -                     7,177,500                          -
------------------------------------------------------------------------------------------------------------------------------------
                                                                Acquisition
                                                             -----------------
                                                             November 11, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
   Issuance of shares of the Company for Thesseus
     International Asset Fund N.V. equity in Predecessor
     Business                                                    6,631,119                             -                          -
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Notes to Financial Statements
(expressed in U.S. dollars)

Forty-five weeks ended November 11, 1999
Year ended December 31, 1998 and Month ended December 31, 1997

--------------------------------------------------------------------------------


1. General:

   Eikos Acquisition Limited (the "Company" or "Acquisition") is a private company, the liability of the members of which is limited, incorporated under the laws of the Isle of Man on September 17, 1999. The Company is a wholly-owned subsidiary of Thesseus International Asset Fund N.V. (the "Fund").


2. Significant accounting policies:

   (a) Basis of presentation:

       The Company's accounting policies are in accordance with Canadian generally accepted accounting principles.

       On November 11, 1999, the Company acquired its 49.5% owned venture investment in Eikos Management LLC ("EML"), whose primary asset is the Mutual Business Development Agreement ("MBDA") (note 3(b)). During the period from September 1, 1998 to November 11, 1999 the Fund owned 49.5% of EML, and during the period from December 2, 1997 to August 31, 1998 the Fund owned 100% of EML. In accordance with the policies of the Securities and Exchange Commission, the interest of the Fund in the MBDA, indirectly through EML, is presented as a predecessor business (the "Predecessor Business") to that of the Company, and the financial statements reflect the Fund's indirect interest in the MBDA from the date of its acquisition of EML on December 2, 1997. EML is accounted for in accordance with the accounting policy disclosed below.

   (b) Venture investments:

       Venture investments are recorded at estimated market value, which for the first year from the date the investment is made is estimated to not be materially different from cost unless either there is a transaction within that year which establishes a different value for the investment or there is a significant change within the year in the Company's expectations.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Notes to Financial Statements, page 2
(expressed in U.S. dollars)

Forty-five weeks ended November 11, 1999
Year ended December 31, 1998 and Month ended December 31, 1997

--------------------------------------------------------------------------------


2. Significant accounting policies (continued):

       The determination of market value of venture investments, such as EML, that are not publicly traded and cannot be readily converted into publicly traded securities is based on the following general principles:

       o investments are stated at amounts considered by the Board of Directors to be a fair assessment of their market value, subject to the overriding requirement of prudence, which value is based on one of the following principles:

                  Cost (less any provision required);
                  Open market valuation;
                  Earnings multiple; or
                  Net assets.

       o wherever practical, investments are valued by reference to an open market transaction or quoted price.

       o where investments are valued on a multiple of earnings basis, earnings of the current year will normally be used provided these can be predicted with reasonable certainty. Such earnings will be adjusted to a maintainable basis, taxed at the full tax rate and multiplied by a discounted price earnings multiple.

       o in arriving at the value of an investment, the percentage ownership is calculated after taking into account any dilution through outstanding warrants, options and performance related instruments.

       o the net assets basis is used where there is no open market valuation available and an earnings basis is inappropriate, as in the case of certain asset based investments.

       The process of valuing venture investments for which no published market exists is inevitably based on inherent uncertainties, and the resulting values may differ from values that would have been used had a ready market existed for the venture investments. These differences could be material to the fair value of venture investments as a portfolio.

       Realized gains and losses on the disposal of venture investments, as well as dividends received from post-acquisition retained earnings of the investee, are included in the results of operations. Unrealized gains and losses on the revaluation of venture investments are recorded as a separate component of shareholders' equity.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Notes to Financial Statements, page 3
(expressed in U.S. dollars)

Forty-five weeks ended November 11, 1999
Year ended December 31, 1998 and Month ended December 31, 1997

--------------------------------------------------------------------------------


2. Significant accounting policies (continued):

   (c) Currency:

       The Company was capitalized in U.S. currency and conducts virtually all of its business in U.S. currency. These financial statements are therefore presented in U.S. dollars.

   (d) Income taxes:

       The Company is subject to taxation in the country of its domicile, the Isle of Man. The Company did not have any material tax liability as at November 11, 1999.

       A foreign corporation engaged in a trade or business within the United States in a taxation year is taxable on its income that is effectively connected with the conduct of each trade or business within the United States. U.S. tax law rules provide that a company will not be considered to be engaged in a U.S. trade or business merely because it trades in stock or securities for its own account, directly or indirectly through a U.S. resident broker or other independent agent, as long as it is not deemed to be a dealer in stocks or securities. In management's opinion, it is likely that the purchases and sales of securities and other debt obligation portfolios by the Company are not effectively connected with the conduct of a U.S. trade or business. Therefore, the income derived from those activities should not be subject to taxation in the U.S.

       Under a second regime, a flat tax of 30 percent is imposed on a foreign corporation's gross income from "interest (other than original issue discount as defined in Section 1273 of U.S. tax law), dividends, rents, salaries, wages, premiums, annuities, compensation, remunerations, emoluments, and other fixed or determinable annual or periodical gains, profits, and income," but only to the extent the amount is received from sources within the United States or is effectively connected with the conduct of a trade or business by such corporation within the United States and which is received from sources outside the United States.

       Until August 31, 1998, the Fund effectively owned 100% of the equity of EML, an Isle of Man limited liability company. After September 1, 1998, the Fund owned 49.5% of the equity in EML (note 3). EML is a party to the MBDA with The Credit Store, Inc. ("TCS"), the successor to Service One International Corporation under the MBDA, which operates within the United States. The MBDA provides that EML is to provide certain consumer debt portfolio acquisition and financing services to TCS, outside the United States, and that EML is to treat income received under the MBDA as a distribution from an entity taxed as a partnership. It is possible that the U.S. Internal Revenue Service could assert that such income is income effectively connected to the U.S. In the opinion of management of the Company, the outcome of such an assertion is not determinable at this time. However, the Company intends to treat any income from EML as exempt from U.S. taxation because it is earned in connection with the operations of EML outside the U.S.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Notes to Financial Statements, page 4
(expressed in U.S. dollars)

Forty-five weeks ended November 11, 1999
Year ended December 31, 1998 and Month ended December 31, 1997

--------------------------------------------------------------------------------


2. Significant accounting policies (continued):

   (e) Revenue recognition:

       Payments received from EML under the MBDA are accounted for on the cost recovery basis whereby the full amount of the payment reduces the carrying value of the venture investment. Payments received after the carrying value has been reduced to nil will be recognized as revenue when earned.


   (f) Unaudited interim financial information:

       The financial information as at November 11, 1999 and for the period then ended is unaudited; however, such information includes all adjustments, consisting solely of normal recurring adjustments, that in the opinion of management are necessary for a fair presentation of financial position, results of operations and cash flows for the period presented.



3. Investments:

       All outstanding funding commitments disclosed below are subject to the Fund obtaining certain debenture financing, are non-interest bearing and are payable over approximately one year thereafter.

   (a) Consumer Union Finance Limited:

       On September 1, 1998, in return for 1,000 6% cumulative preferred shares convertible into 40% of the ordinary shares, on a fully diluted basis, of Consumer Union Finance Limited ("CUF"), a United Kingdom corporation, the Fund contributed 49.5% of its equity interest in EML to CUF and issued a funding commitment for $500,000. The existing ordinary shares of CUF are held by unrelated parties and are subject to escrow restrictions requiring certain operational and share value achievements, and distributions from EML are subject to a trust indenture, of which Ionian Trust Company Limited (note 3(c)) is the trustee.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Notes to Financial Statements, page 5
(expressed in U.S. dollars)

Forty-five weeks ended November 11, 1999
Year ended December 31, 1998 and Month ended December 31, 1997

--------------------------------------------------------------------------------


3. Investments (continued):

   (b) Eikos Management LLC and the MBDA:

       On October 22, 1997, the MBDA was assigned to EML by the O. Pappalimberis Trust (the "Trust") for an effective 100% interest in that company. The Trust was not related to EML at the date of acquisition. The MBDA is a business development and revenue sharing arrangement originally having a six year term, which arose from the sale by the Trust of an unrelated business interest on October 8, 1996. The original parties to the agreement were the Trust and Service One International Corporation ("Service One"), a credit card originator and servicer, which has now been merged into a U.S. publicly-held company, The Credit Store, Inc. The MBDA entitles EML to receive payments generally equal to five percent of certain monthly "performing" credit card production of TCS. The aggregate payments to EML under the terms of the MBDA, as amended, are limited to a maximum of $24,000,000.

       An independent valuation of the MBDA was performed in March, 1998. This produced a range of value between $13,000,000 and $16,000,000 before considering the impact of a $1,000,000 reduction relating to the waiving of a non-compete clause as agreed in a December 16, 1997 amendment to the MBDA. The valuation used a discounted cash flow approach, with discount rates ranging from 25% to 45%, a tax rate of 5% and estimated annual after tax cash flow of approximately $4.2 million. The valuation of the MBDA is based on inherent uncertainties, which could materially affect its fair value. An amount of $14,500,000 was agreed by management of EML, the Trust and the Fund as being a representative independently determined value of the MBDA.

       Effective September 1, 1998, EML and TCS again amended the MBDA. The key amendments included extending the term by two and a half years and providing for a minimum monthly cash payment of $75,000 plus an additional $22,500 cash or $25,000 in performing credit card receivables, at the option of TCS, from June 1, 1999 through May 31, 2005, with provision for a final balloon payment within 90 days of that date. In addition, an option was granted to TCS, exercisable through to December 31, 1999, to acquire EML's rights under the MBDA for $12,000,000, payable by delivery of a note bearing interest at 5% per annum, with $7,000,000 due within 90 days of delivery of the note and $5,000,000 payable within one year of delivery of the note.

       Based on the carrying value of the Fund's investment in the MBDA, either directly through its investment in EML or indirectly through its investment in CUF and ITC, should the option be exercised, the maximum potential adjustment in book value of the related venture investments that may be required is approximately $1.8 million.

EIKOS ACQUISITION LIMITED
  AND PREDECESSOR BUSINESS
Notes to Financial Statements, page 6
(expressed in U.S. dollars)

Forty-five weeks ended November 11, 1999
Year ended December 31, 1998 and Month ended December 31, 1997

--------------------------------------------------------------------------------


3. Investments (continued):

   (c) Ionian Trust Company Limited:

       On August 31, 1998, in exchange for 50.1% of the membership units of Ionian Trust Company Limited ("ITC"), a Republic of Ireland corporation, the Fund contributed a 1% interest in EML to ITC and issued a funding commitment for $250,000. The Fund and ITC also entered into an Administration Agreement designating ITC as the administrative member of EML, responsible for all aspects of its business and affairs. The other 49.9% of the membership units of ITC are held by a beneficiary of the Trust and are subject to escrow restrictions requiring certain operational and share value achievements or funding contributions.


4. Uncertainty due to the Year 2000 Issue:

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of its venture investee, suppliers and other third parties, will be fully resolved.